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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 14, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


               PENNSYLVANIA                                     25-1435979
      (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.



ITEM 9.    REGULATION FD DISCLOSURE

           On November 14, 2002, The PNC Financial Services Group, Inc. (the "Corporation") filed with the Securities and Exchange Commission ("Commission") its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 accompanied by the certifications of James
           E. Rohr, Chairman and Chief Executive Officer, and William S. Demchak, Vice Chairman and Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE PNC FINANCIAL SERVICES GROUP, INC.
                                        (Registrant)


   Date:  November 14, 2002               By:  /s/ William S. Demchak
                                               ---------------------------------
                                               William S. Demchak
                                               Vice Chairman and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Number       Description                                        Method of Filing
------       -----------                                        ----------------
99.1         Certification of James E. Rohr pursuant to
             18 U.S.C. Section 1350                              Filed Herewith
99.2         Certification of William S. Demchak pursuant
             to 18 U.S.C. Section 1350                           Filed Herewith